Supplement to the
Fidelity® Variable Insurance Products
Investor Class R
Overseas Portfolio
April 30, 2014
Summary Prospectus
As Revised August 1, 2014

The Board of Trustees of Overseas Portfolio approved the removal of Investor Class R's redemption fee on shares held less than 60 days, effective on or about April 30, 2015. Investor Class R will also be renamed Investor Class on the effective date.

VIPOVRSR-INV-SUM-14-01  December 1, 2014
1.986278.100

Supplement to the
Fidelity® Variable Insurance Products
Initial Class R, Service Class R, and Service Class 2 R
Overseas Portfolio
April 30, 2014
Summary Prospectus
As Revised August 1, 2014

For Shares of Initial Class R, Service Class R, and Service Class 2 R of Overseas Portfolio:

The Board of Trustees of the fund approved the conversion of shares of Initial Class R, Service Class R, and Service Class 2 R into shares of Initial Class, Service Class, and Service Class 2, respectively, of the same fund, effective on or about April 30, 2015. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, the fund will no longer offer shares of Initial Class R, Service Class R, and Service Class 2 R.

Shares of Initial Class, Service Class, and Service Class 2 of the fund are not subject to a redemption fee.

VOR-SUM-14-01  December 1, 2014
1.9862788.100